U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 22, 2005



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)




       Nevada                         0-29613                     66-0549380
----------------------          -------------------           ------------------
State of Incorporation          Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
----------------------------------------            ------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )     764        -     8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 8.01         Other Events

MERCATOR PARTIAL DEBENTURE CONVERSION

         On June 14, 2005, Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P. and Monarch Pointe Fund, Ltd. (the "Funds") notified us of their intent to convert a portion of their 7% Debentures into common stock as follows:

     o Mercator Momentum Fund converted $380,000 Dollars of 7% Convertible Debentures into 500,000 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $763,000 Dollars.

     o Mercator Momentum Fund III converted $273,000 Dollars of 7% Convertible Debentures into 360,000 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $513,900 Dollars.

     o Monarch Point Fund converted $866,400 Dollars of 7% Convertible Debentures into 1,140,000 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $1,703,100 Dollars.

         On June 22, 2005, we issued these common shares to the Funds.

IMPACT INTERNATIONAL, LLC

         On June 23, 2005, we issued Impact International, LLC. Seven Million Five Hundred Thousand (7,500,000) common shares in response to Impact's exercise of their common stock purchase warrants. Impact tendered payment in the form of a promissory note in the amount of $2,512,000. The note will reduce and offset our principal balance owed under the Purchase and Sale Agreement dated May 25, 2004 whereby we acquired the Eagle Pass pipeline.

         The Mercator and Impact shares were included in our registration statement filed on Form SB-2 which was declared effective by the Securities & Exchange Commission on May 27, 2005.




SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: June 23, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President